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                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                           FORM 8-K/A-1


                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         June 30, 1996



                            Life Re Corporation
            (Exact name of registrant as specified in its charter)


   Delaware                       1-11340                       01-0437851
 (State or other jurisdiction   (Commission                   (IRS Employer
       of incorporation)        File Number)               Identification No.)

              969 High Ridge Road, Stamford, Connecticut               06905
           (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code                (203)
321-3000


                          Not Applicable

  (Former name or former address, if changed since last report.)


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Item 2.   Acquisition or Disposition of Assets.


               Effective June 30, 1996, Life Re Corporation, through its subsidiary, Reassure America Life Insurance Company ("REALIC"), completed its acquisition of 100% of the outstanding stock of each of Modern American Life Insurance Company ("Modern American") and Western Pioneer Life Insurance Company ("Western Pioneer") from Bankers Multiple Line Insurance Company ("Bankers"), a subsidiary of I.C.H. Corporation ("I.C.H."). This transaction was previously reported in the Life Re Corporation: (i) Form 8-K, Date of Report April 2, 1996, as filed with the Securities and Exchange Commission on April 17, 1996, which included as an Exhibit the Stock Purchase Agreement, dated as of April 2, 1996, by and between Bankers Multiple Line Insurance Company and Reassure America Life Insurance Company with respect to all of the outstanding capital stock of Modern American Life Insurance Company and Western Pioneer Life Insurance Company (the "Stock Purchase Agreement"); (ii) Form 10-Q for the quarterly period ended March 31, 1996, as filed with the Securities and Exchange Commission on May 3, 1996; (iii) Form 8-K, Date of Report June 30, 1996, as filed with the Securities and Exchange Commission on July 16, 1996; and (iv) Form 10-Q for the quarterly period ended June 30, 1996, as filed with the Securities and Exchange Commission on August 13, 1996. The purchase price, determined by arms'-length negotiations, was approximately $16.0 million, the source of which was internally generated funds. There is no material relationship between I.C.H., Bankers, Modern American, or Western Pioneer and Life Re Corporation other than the contractual relationship established by the Stock Purchase Agreement. The fair value of assets acquired, consisting primarily of invested assets, was approximately $176.0 million and the liabilities assumed, principally future policy benefits, aggregated approximately $160.0 million. Also as of June 30, 1996, REALIC caused Modern American to be redomesticated to the State of Illinois from the State of Missouri and Western Pioneer was merged with and into REALIC. The existing business of Modern American and Western Pioneer will be managed by a third party administrator. Included as Exhibits hereto are certain historical financial information with respect to Modern American and Western Pioneer and certain pro forma financial information.


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Item 7.   Financial Statements and Exhibits.


          (a)  Financial Statements of Business Acquired

               Modern American Life Insurance Company and Western Pioneer Life Insurance Company audited combined financial statements as of and for the years ended December 31, 1995 and 1994 and unaudited combined financial statements as of and for the six months ended June 30, 1996 and 1995.

          (b)  Pro Forma Financial Information

               Life Re Corporation and subsidiaries unaudited pro forma condensed consolidated statements of income for the year ended December 31, 1995 and the six months ended June 30, 1996.

          (c)  Exhibits

          2.1 Stock Purchase Agreement, dated as of April 2, 1996, by and between Bankers Multiple Line Insurance Company and Reassure America Life Insurance Company with respect to all of the outstanding capital stock of Modern American Life Insurance Company and Western Pioneer Life Insurance Company, incorporated by reference to Exhibit 2.1 of the Life Re Corporation Current Report on Form 8-K, Date of Report
               April 2, 1996, as filed with the Securities and Exchange Commission on April 17, 1996.

          23.1 Consent of Coopers & Lybrand L.L.P.

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                            SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   LIFE RE CORPORATION





Date: September 12, 1996                By:/s/Chris C. Stroup

                                       Chris C. Stroup,
                                       Executive Vice President and
                                       Chief Financial Officer


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